Accrued Liabilities (Tables)	12 Months Ended
Dec. 31, 2015
Accrued Liabilities
Accrued Liabilities

	2015	2014
	(In thousands)
Accrued merchant settlement (1)	$60,218	$9,869
Accrued merchant fees	43,005	39,473
Accrued taxes	29,372	14,623
Accrued compensation	15,929	18,050
Accrued cash management fees	8,780	8,235
Accrued maintenance	8,012	8,945
Accrued processing costs	7,636	1,957
Accrued purchases	7,222	10,001
Accrued interest	6,094	6,128
Accrued armored	5,922	4,876
Accrued interest on interest rate swaps	2,708	3,001
Accrued telecommunications costs	1,772	2,613
Deferred acquisition purchase price (2)	—	20,580
Other accrued expenses	22,388	31,615
Total	$219,058	$179,966

(1)

The increase in accrued merchant settlement from December 31, 2014, is largely attributable to settlement amounts owed to merchants associated with the CDS processing business that was acquired on July 1, 2015.

(2)	This category represents purchase price consideration on the Sunwin acquisition that was paid in 2015.